UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2013

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices and zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 1, 2013, U.S. Bancorp, a Delaware corporation (the “Company”), filed a Certificate of Designations for the purpose of amending its Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its Series H Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share and a liquidation preference of $25,000 per share (the “Preferred Stock”). A copy of the Certificate of Designations is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On May 2, 2013, the Company closed the sale of 20,000,000 Depositary Shares, with each Depositary Share representing ownership of 1/1,000th of a share of the Company’s Preferred Stock, which were registered pursuant to a registration statement on Form S-3 (SEC File No. 333-173636) which was automatically effective on April 21, 2011 (the “Registration Statement”). The following documents are being filed with this report on Form 8-K and shall be incorporated by reference into the Registration Statement: (i) Underwriting Agreement dated April 29, 2013, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as representatives of the underwriters, which incorporates by reference the U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (April 29, 2013); (ii) Certificate of Designations of the Company dated April 30, 2013; (iii) Deposit Agreement dated May 2, 2013 between U.S. Bancorp and U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein; (iv) form of Depositary Receipt; and (v) validity opinion with respect to the Depositary Shares and the Preferred Stock.

On May 2, 2013, in connection with the closing of the sale of Depositary Shares referenced above, the Company entered into a Replacement Capital Covenant (the “RCC”), whereby the Company agreed for the benefit of certain of its debtholders named therein that it would not redeem or repurchase shares of Preferred Stock, unless such repurchases or redemptions are made from the proceeds of the issuance of certain qualified securities and pursuant to the other terms and conditions set forth in the RCC. A copy of the RCC is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On May 2, 2013, in accordance with the Deposit Agreement, dated as of March 17, 2008, by and among the Company, U.S. Bank National Association (the “Depositary”) and the Holders of Receipts issued thereunder from time to time, the Company provided notice to the Depositary to redeem all 20,000 outstanding shares of its 7.875% Series D Non-Cumulative Perpetual Preferred Stock, par value $1.00 per share (the “Series D Preferred Stock”), and its depositary shares (the “Series D Depositary Shares”) each representing a 1/1,000th interest in a share of the Series D Preferred Stock. The Series D Preferred Stock will be redeemed at a redemption price per share equal to $25,000 (equivalent to $25 per Series D Depositary Share), plus any accrued and unpaid dividends to, but excluding, the redemption date. The redemption date will be June 3, 2013.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement, dated April 29, 2013, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as representatives of the underwriters named therein.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (April 29, 2013).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series H Non-Cumulative Perpetual Preferred Stock dated April 30, 2013.

4.2	Form of certificate representing the Series H Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated May 2, 2013, between U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Sanders (US) LLP.

23.1	Consent of Squire Sanders (US) LLP (included as part of Exhibit 5.1).

99.1	Replacement Capital Covenant of U.S. Bancorp, dated May 2, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: May 2, 2013	By:	/s/ James L. Chosy
	Name:	James L. Chosy
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Exhibit Index

(d)	Exhibits.

1.1	Underwriting Agreement, dated April 29, 2013, among the Company and Morgan Stanley & Co. LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC as representatives of the underwriters named therein.

1.2	U.S. Bancorp Underwriting Agreement Standard Provisions (Preferred Stock, Which May Be Represented by Depositary Shares) (April 29, 2013).

4.1	Certificate of Designations of U.S. Bancorp with respect to Series H Non-Cumulative Perpetual Preferred Stock dated April 30, 2013.

4.2	Form of certificate representing the Series H Non-Cumulative Perpetual Preferred Stock.

4.3	Deposit Agreement dated May 2, 2013, between U.S. Bancorp, U.S. Bank National Association and the holders from time to time of the Depositary Receipts described therein.

4.4	Form of Depositary Receipt (included as part of Exhibit 4.3).

5.1	Validity opinion of Squire Sanders (US) LLP.

23.1	Consent of Squire Sanders (US) LLP (included as part of Exhibit 5.1).

99.1	Replacement Capital Covenant of U.S. Bancorp, dated May 2, 2013.